UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

RAPTOR PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-50720	98-0379351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This form 8-K/A amends the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 to revise Item 1.01 and Item 3.02 with respect to the discussion regarding placement agents used by the Company in the Transaction as well as to include as exhibit 4.2 the form of warrant that was issued to certain of the placement agents pursuant to the Transaction.

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2008 (the “Initial Closing”), Raptor Pharmaceuticals Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of May 21, 2008, with eight investors set forth on the signature pages thereto (the “Initial Investors”) for the private placement of units of the Company (the “Transaction”), each unit comprised of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and one warrant to purchase one half of one share of Common Stock, at a purchase price of $0.50 per unit. Immediately subsequent to the Initial Closing, the Company and each Initial Investor entered into an Amendment to the Securities Purchase Agreement (the “Amendment”, and, together with the Purchase Agreement, the “Amended Purchase Agreement”), dated as of May 21, 2008. In connection with the Transaction, the Company entered into placement agency agreements (and/or began discussions regarding the placement of its units in the Transaction) with seven placement agents. Pursuant to and in accordance with the placement agent agreements, certain of the placement agents that placed units in the Transaction are entitled to warrants of the Company having terms and conditions in the form of warrant attached hereto and filed herewith as Exhibit 4.2 to this Current Report on Form 8-K, such form of warrant incorporated herein by this reference.

The details of the Transaction, the Amended Purchase Agreement, the placement agents, and the placement agent warrants as called for by this Item 1.01 are fully set forth in Item 1.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 and are incorporated herein by reference in their entirety.

Material Relationship with the Company

Nicholas Stergis, Managing Director of one of the placement agents, is the Managing Partner of a substantial stockholder of the Company and Erich Sager, a member of our Board of Directors and a stockholder of the Company, is a partner of another of the placement agents.

Item 3.02 Unregistered Sales of Equity Securities.

            The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The details of the unregistered sales of equity securities in the Transaction as called for by this Item 3.02 are fully set forth in Item 3.02 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2008 and are incorporated herein by reference in their entirety

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.2	Form of Placement Agent Warrant to Purchase Shares of Common Stock of Raptor Pharmaceuticals Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICALS CORP.
By: /s/ Kim R. Tsuchimoto
Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary Date: May 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.2	Form of Placement Agent Warrant to Purchase Shares of Common Stock of Raptor Pharmaceuticals Corp.